

Investor Presentation

March 2020

Safe Harbor

The information in this presentation is provided to you by LiveXLive Media, Inc. (the "Company") solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else.

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No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation. The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified. By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, employees, officers, directors, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials.

This presentation contains forward-looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These factors include risks and uncertainties as to identifying, acquiring, securing and developing content, reliance on one key customer for a substantial percentage of the Company's revenue, the Company's ability to consummate the proposed acquisition of PodcastOne and the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed acquisition will not occur, ability to attract, maintain and increase the number of the Company's users and paid subscribers, successfully implementing the Company's growth strategy, including relating to its technology platform and applications, management's relationships with industry stakeholders, the effects of the global Covid-19 pandemic, changes in economic conditions, competition and other risks including, but not limited to, those described in the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the "SEC") on June 24, 2019, Quarterly Report on Form 10-Q, filed with the SEC on February 7, 2020, and other filings and submissions with the SEC. These forward-looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law. Neither the Company nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward-looking statements contained in this presentation to reflect future events or circumstances.

This presentation speaks as of May 14, 2020. The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed. Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.


LIVEXLIVE
The world's leading social music platform devoted to the live music experience, internet radio, music video content and music culture
We give brands, fans and bands the best seat in the house
LIVE X LIVE

Unmet Demand for Live Music

- Over 300 million paid music subscribers globally today
- 1.2 billion paid music subscribers by 2030 (Goldman Sachs)

Growth of Mobile



2021
2014
3.8
Billion
1.6
Billion

Over 3.8 billion Smartphone Users Projected Globally by 2021

Love of Live Music



COACHELLA

30M+ People Attend at Least One Music Festival in the US Annually

52% of US Attended a Live Music Event in 2018

Desire for Premium Content

NETFLIX

MUSIC

Spotify

Subscribers:

- Netflix: 182M
- Spotify: 130M
- Apple Music: 60M (2019)
- Disney Plus: 50M

Acceptance of Live Streaming



EXCLUSIVE: TRUMP'S GOLF CHARITY GRAB
Forbes
SPECIAL ISSUE
BAD IDEAS GONE GOOD
STREAMING GROWS UP

Users Watch Live Video 3x Longer and Comment 10x More than Recorded Footage

Source: IFPI, BBC, Billboard, eMarketer, Facebook Live, Forbes, The Verge, Statista, Nielsen, Goldman Sachs

LiveXLive at a Glance – Fiscal Year ended March 2020

Overview

- The first live social music network delivering premium livestreams, digital audio and on-demand music experiences
- Only centralized platform dedicated to online steaming of live music and music-related content
- Multifaceted monetization strategy including subscription, advertising, sponsorship, D2C commerce
- Access to digital rights of 1,000+ of world's premier live music festivals and events
- Digital rights include OTT, linear/PPV, AR, VR
- Industry leading music industry & distribution relationships

Key Indicators Seeing Momentum

Festivals & Live Streams

69mm+ Live streams FY20 vs. +51mm in FY19	**230+** Artists Streamed (YTD)	**41** Music Events FY March 20 vs 24 in FY March 19

Reach & Platform

179+ Countries Reached by Live Music Streaming	**1.2mm+** Monthly Active Users (avg 2019 YTD)	**850K+** Paid Subscribers (YTD Mar 20)

Original Content

275+ Hours of Live Music (YTD)	**Platforms** O&O, Facebook, YouTube, Twitch, Twitter, Daily Motion, STIRR	**Live Events** Acquired REACT in Feb 2020; 250+ live events/ year

The Music Streaming Platform Built for Engagement & Retention

Live Festival Events & Promotion

- **React Presents** promotes 250+ shows per year
- **Cross-sell opportunities**
  - Ticket packages
  - VIP
  - Sponsorships
  - Digital pay-per-view
- **Drive LiveXLive platform and subscription**

On-Demand Streaming

- **Catalog** 20+ ml songs
- **Handcrafted** audio stations
- **Personalized** recommendations
- **300+ original shows & podcasts**
- **Ad-Supported / Plus / Premium**
- Installed in every **TESLA** in North America



Original Content

- **PodcastOne**[1] +350 original series per week with 2Bl+ annual downloads
- **LiveZone** launch Dec 2018
- **Premium digital live events** produced for less than $20K/hr (compared to current industry comps at up to $2M+/hr)

Multiple Channels

- **D2C** subscription, live events, ticket, merchandise original content/VOD
- **B2B** subscription, advertising, sponsorship, original content, distribution/VOD
- **Linear / OTT** programming subscription, advertising, PPV
- **Social**

1 PodcastOne acquisition expected to close in June 2020

Aggregating the Most Festivals in One Place

2,000+ Music Festivals Worldwide



COUNTDOWN
BUMBERSHOOT 2018
Rolling Loud
95.5 KLOS
GNARLYTOWN
BIKES, BOARDS + BANDS
ALT SUMMER CAMP 2019
paléo FESTIVAL NYON
DREAMSTATE
SUMMER MUSIC FESTIVAL
LIFE IS BEAUTIFUL
ESCAPE
MAD DECENT
ELECTRIC FOREST
iHeartRADIO
ALTer EGO '19
JAN.19TH
CAMP ANARCHY
WANGO TANGO
FIESTA LATINA 2018
GLOBAL DANCE FESTIVAL
OHANA
Rolling Loud
COUNTRY 500
audiotistic
SZIGET
SURF CITY BLITZ
DAYTIME STAGE
iHeart COUNTRY FESTIVAL
DECADENCE
MAC MILLER
A CELEBRATION OF LIFE
ICONS
MADONNA
DREAMSTATE
SOUTHERN CALIFORNIA
BASSRUSH
SZIGET

Recent Events – Since April 1, 2020

Updates

Launched “Music Lives” and “Music Lives On”

- 48+ hour live digital festival featuring 100+ artists
- Major sponsorship from TikTok and Oculus
- Drove 50+ million livestream views and 4.6+ billion views of the video hashtag #musiclives
- ‘Music Lives ON’ – weekly series of 3 hours of live stream performances from "My Home to Yours" featuring emerging and established artists

LiveXLive to Acquire PodcastOne

- Agreed to acquire PodcastOne, leading podcaster with 300+ podcasters, +2.1 billion annual downloads and over $27 million of advertising
- Acquisition valued at $18 million and expected to close June 2020

Launch of LiveXLive Pay-Per-View (PPV)

- Launched new PPV service across LiveXLive Music Platform, enabling new forms of artist revenue (digital tickets, tipping, digital meet & greets, merchandise sales & sponsorship, enabling artists to go direct-to-consumer)

KPIs – April 1st YTD

- **20+** events livestreamed
- **+55M** liveviews
- **+900** artists streamed YTD since Jan 2020 (vs 300 entire calendar year 2019)
- **Q1 2020 Sponsorship** on track to 3x Q1 2020



The Adam Carolla Show



LIVEXLIVE
LIVEXLIVE | TICKETING
Your order is complete!
Mo Lowda and The Humble
TOTAL: $4.99
You will receive an email shortly with your purchase details and event information.
Continue to Event
Download mobile apps

Music Lives Digital Festival
48-hour Livestream with +100 Artist

Streamed by LiveXLive in April 17-18-19 2020



MUSIC
LIVES



ONE WORLD
TOGETHER
AT
HOME
RECORDING ACADEMY
MUSICARES.
COVID-19
Relief Fund

OVERVIEW APRIL 17-18-19, 2020

3 MAJOR MILESTONES ACHIEVED

48-HOUR DIGITAL FESTIVAL



LIVE MUSIC PROGRAMMING - 8 CORRESPONDENTS:

FEATURED OVER 100 Artists

MAJOR SPONSORSHIP

TikTok

SOCIAL REACH ACROSS TIKTOK:

+4.6 BILLION Video Views

OCULUS KEY VR PARTNERSHIP

LIVEXLIVE MEDIA → VR

oculus

NEXT-GENERATION TECHNOLOGY VR WITH MAJOR PARTNER

CONTENT SUMMARY

- 3 DAYS OF PERFORMANCES
- 48+ HOURS OF LIVE CONTENT
- AVERAGED +200,000 CONCURRENT SESSIONS ACROSS TIKTOK
- 100+ ARTISTS STREAMED ACROSS EVERY CONTINENT
- CURATED AND HOSTED BY LIVEXLIVE

VIEWS

50+ MILLION

(AS COMPARED 22 MILLION VIEWS FOR ENTIRE QTD JUNE 2019)

CHARITIES

ONE WORLD TOGETHER AT HOME | RECORDING ACADEMY MUSICARES. COVID-19 Relief Fund

SUPPORTED PLATFORMS

iOS, tv, ANDROID, amazon fireTV, Roku

DISTRIBUTION PARTNERS

YouTube, twitch, f LIVE, TikTok, oculus, COMPLEX

SELECT ARTISTS STREAMED

CHARLIE PUTH | | TRIPPIE REDD | ELLIE GOULDING | BILLIE EILISH | ELTON JOHN | SWAE LEE | ANITTA | JBALVIN | CHRIS MARTIN |

LIVE X LIVE

LIVEXLIVE TO ACQUIRE PODCASTONE

Effective May 8, 2020, adding +$27.5M in annual revenue, advertising network and thousands of hours of original programming

podcastone America's Podcast Network

PODCAST ONE

+300 PODCASTORS



COLD CASE FILE
THE PODCAST
THE ADAM CAROLLA SHOW
PODCASTONE
THE DR. DREW PODCAST

A&E'S COLD CASE, ADAM CAROLLA, BARBARA BOXER, CHAEL SONNEN, DAN PATRICK, DR. DREW, HEATHER DUBROW, JIM HARBAUGH, KAITLYN BRISTOWE, LADYGANG, RICH EISEN, SCHEANA SHAY, SHAQUILLE O'NEAL, SPENCER AND HEIDI PRATT AND STEVE AUSTIN

+WORLD-CLASS MGMT



FOUNDER NORM PATTIZ

ORIGINAL FOUNDER & CEO WESTWOOD ONE, ONE OF THE LARGEST RADIO NETWORKS IN THE US

INDUCTED INTO NATIONAL RADIO HALL OF FAME IN 2009

+NEW DISTRIBUTION/KEY ADVERTISING PARTNERS

pluto tv, amazon, Tommy John, GEICO, adwave, Quicken Loans

+2.1B DOWNLOADS/ YEAR

PRODUCING 350 EPISODES PER WEEK

GROWING INDUSTRY

- $1B+ MARKET TODAY
- 197 MILLION AMERICANS HAVE HEARD ABOUT PODCASTS
- 32% OF AMERICANS LISTEN TO PODCASTS AT LEAST ONCE A MONTH
- THERE WERE 750,000 ACTIVE PODCASTS IN 2019
- 2 MILLION PODCASTS ARE REGISTERED BY GOOGLE
- 54% OF PODCAST CONSUMERS SAY THEY THINK ABOUT BUYING ADVERTISED PRODUCTS

KEY TERMS

- ALL STOCK DEAL
- +$27.5M IN 2019 ANNUAL REVENUE, $0 DEBT, ACCRETIVE TO EARNINGS
- SIGNIFICANT COST SYNERGIES EXPECTED IN FY 2021
- ACCELERATE ADVERTISING / ENGAGEMENT ON LIVEXLIVE PLATFORM
- DEAL EXPECTED TO CLOSE EARLY JUNE 2020

Investment Rationale

1. Strong underlying TAM growth driven by streaming and supportive macro trends
2. Predictable revenue driven by differentiated subscription platform
3. Attractive Growth Story
4. Global network of distribution and channel partners
5. Multiple monetization paths and levers to drive long-term, sustainable growth
6. World-class management team
7. Experienced board and advisors with industry expertise

1 Strong TAM Growth Driven by Streaming and Supportive Macro Trends

Global Live Music



CAGR: 3%
$27
$30
2018A
2021E

Global Digital Music Streaming



CAGR: 23%
$9
$16
2018A
2021E

Global OTT / Streaming



CAGR: 16%
$40
$64
2018A
2021E

Market Opportunity

- Significant unmet demand for experiencing live music, musical performance video on demand and related content online.
- Large market for live music events worldwide, with the U.S. Live Music Market expected to grow to $29.7B by 2020 with more than 2,000 music festivals worldwide.
- Huge potential for online viewership of live music events, multiples of the attendance at any one festival.
- Currently no centralized platform dedicated to online streaming of live music and music-related video content.

Positioned at the Center of Three Exploding Sectors

Source: PWC, Ovum, Wall Street Research.

Predictable Revenue Driven By Differentiated Subscription Platform

Segment Highlights

- *Global network of digital music events and festivals*
- *Sponsorship, ticket sales, merchandise*
- *Original Programming, PPV*
- *VOD, programming and artist relations lead to unique subscription offerings*

Key Drivers of Growth

- *Increase monetization of premium content*
- *Large B2B music service provider*
- *Podcast content to package with live and audio*

Premium Live Music Content

Festivals



Short-form Content

- *Backstage access*
- *Artist profiles*
- *Interviews*

LiveZone

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Paid Subscribers (000s)



Paid Subscribers
CAGR: 38%
850k
900
800
700
600
500
400
300
200
100
0
Mar 2018
Mar-19
Mar-20

3 Attractive Growth Story

Unique Flywheel…


Live Events Drive Subscriber Growth
Increase Subscribers & Incremental ARPU
LIVE X LIVE
Operating Philosophy
Drive Margin Expansion
Sponsorship, Advertising, PPV, Distribution

…Drives Attractive Topline Growth*


$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$65.5M - $67.5M
CAGR: 204%
$27.5M
$38M - $40M
$33.7M
$7.2M
Fiscal March 2019
Fiscal March 2019
Pro Forma March 2020
Podcast 1
LIVX

* Pro Forma March 2020 assumes PD1 annual VY 2019 revenue ($27.5M) + LiveXLive March 31, 2020 YTD revenue guidance ($38M - $40M)

4 Global Network of Distribution and Channel Partners

Desktop | Mobile | OTT

- android
- Samsung SMART TV
- iOS
- tv
- Roku
- amazon fireTV

- YouTube
- Facebook
- Instagram
- twitch
- Twitter
- STIRR
- Tencent 腾讯
- Oath: A Verizon company
- dailymotion

- AEG PRESENTS
- iHeartMEDIA
- INSOMNIAC
- Loudwire
- REVOLVER
- mass appeal
- TASTE OF COUNTRY

- verizon
- T-Mobile
- TESLA
- Sprint
- SONY
- TOYOTA

5 Multiple Monetization Paths & Levers to Drive Long-Term, Sustainable Growth

Current Monetization Paths

10 Million	Paid Subscriptions	*Long-term subscriber target*
Add 35%+	Advertising Revenue	podcastone America's Podcast Network — *Increase ad sales 3x; +$27.5M in advertising in CY 2019; diversify revenue*
Tracking 3x	YOY Sponsorship	*Initial sponsorship traction* KIA, SAMSUNG, DOS EQUIS, TikTok, oculus
react presents	In-channel purchases	*Festival promotion creates cross-sell opportunity*: ✓ *Ticket Revenue* ✓ *Food & Beverage* ✓ *On Ground Sponsorship*

Future Monetization Paths

PPV, VOD/ distribution, AR and VR	*Plans in process to launch PPV and VOD/ Linear Channels; LT opportunities across AR and VR*
Data	*Trajectory to surpass +100M live views in FY 2021*
Merch, tipping, transactions	*Plans to in process to launch transactions in FY 2021*

6 World-Class Management Team

Robert Ellin
Chairman & CEO

Over 30 years of investment and turnaround experience, deep relationships in media and entertainment, prior public company experience as Executive Chairman of Mandalay Digital

Michael Zemetra
CFO

Seasoned executive with extensive financial and operational experience in building, managing and scaling large global organizations, systems and operations

Mike Bebel
Senior Executive Vice President

Music industry veteran & digital music service entrepreneur with more than 20 years of global operating experience

Dermot McCormack
President

Renowned music industry executive, with expertise from content development to technology, growth strategies and monetization.

Jerry Gold
Director & CSO

Music & entertainment executive for the past 37 years, including serving as the Executive VP & CFO of Warner Music Group for nearly a decade

Norman Pattiz
Chairman PodCastOne

Over 50 years deep experience in radio, original programming and podcasts, and former founder of Westwood One, the largest radio network in the U.S.

Jackie Stone
CMO

Top 50 Marketer with over 27 years of global expertise across brand building, growth, acquisition and loyalty.

David Schulhof
CDO

Executive with more than 20 years of experience in the music, digital media & private equity sectors

Garrett English
Chief Creative Officer

Deep experience in music content, news and live production and programming, including producing the VMAs and launching MTV internationally in apan, ia

Jason Miller
Global Head of Sales

National brand advertising developer who has integrated solutions across audio, video, digital, social, mobile, & event platforms

Kevin Stapleford
VP of Programing

Content development executive with 20+ years of success growing audiences, revenue and brand engagement

7 Distinguished Board of Directors & Advisors with Industry Experience

Distinguished & Experienced Board of Directors

Ramin Arani
Independent Director

Former lead manager of Fidelity's Puritan Fund and current Board member of Vice Media, Ellen Digital and Opportunity Network

Patrick Wachsberger
Independent Director

Founder and CEO of Picture Perfect Entertainment and former Chairman of Lionsgate Films

Kenneth Solomon
Independent Director

Chairman and CEO of The Tennis Channel, partner at Arcadia Investment Partners and Chairman of Ovation TV

Craig Foster
Independent Director

Former Chief Financial Officer and Chief Accounting Officer of Amobee, Inc.

Jay Krigsman
Independent Director

Executive Vice President and Asset Manager of The Krausz Companies

Tim Spengler
Independent Director

Current President of Dentsu Aegis and former President
of Clear Channel Media and Interpublic Group

Bridget Baker
Independent Director

Former President of Content and TV Network Distribution of Comcast and NBCUniversal

Strong Suite of Formal Advisors

Steven Bornstein

Former CEO of ESPN and NFL Network

Jason Flom

CEO of Lava Records

Chris McGurk

Former CEO of MGM and Universal Pictures

Roger Werner

Former CEO and President
of ESPN and Speedv

Jules Haimovitz

Former President of Viacom and founder of Showtime



Appendix

Nine Months ended December 31, 2019

Select Financials – Q3 FY 2020 Results:

(USD $ in Millions)	Nine Months Ended December 31, 2019
Revenue	$28.8
Adjusted Operating Income (Loss)[1]	($10.4)
Cash & Cash Equivalents	$14.0
Total Debt[2]	$15.8
Total Stockholder's Equity (Deficit)	($1.9)
Shares Outstanding[3]	58,231,811
Fully Diluted Shares Outstanding[4]	70,830,133

1 Adj. Operating Income (Loss), a non-GAAP measue, is defined as operating income (loss) before (a) Non-cash GAAP purchase accounting adjustments for certain deferred revenue and costs, (b) Legal, accounting and other professional fees directly attributable to acquisition activity, (c) Employee severance payments and third party professional fees directly attributable to acquisition or corporate realignment activities, (d) Certain non-recurring expenses associated with legal settlements or reserves for legal settlements in the period that pertain to historical matters that existed at acquired companies prior to their purchase date, and (e) Depreciation and amortization (including goodwill impairment, if any), and certain stock-based compensation expense.

2 Composed of senior secured and unsecured convertible notes, inclusive of net $1.1 million of deferred debt issuance costs and $0.4 million in fair value embedded derivatives.

3 As of 12/31/2019.

4 This number includes 167,363 warrants outstanding, 8,518,288 options and RSUs outstanding and 3,912,671 shares issuable underlying the Company's convertible notes as of December 31, 2019.

LIVEXLIVE Summary

- Predictable revenue driven by subscription
- Strong opportunity for growth
- Early wins with key sponsors, advertisers & distribution partners
- Low content costs
- Multiple monetization paths
- Proven management team and experienced board and advisors with industry expertise



LIVE X LIVE

NASDAQ: LIVX

IR@LIVEXLIVE.COM